Exhibit 10.1

JOINDER AGREEMENT

with respect to the

PURCHASE AGREEMENT

for

WEYERHAEUSER REAL ESTATE COMPANY

4.375% Senior Notes due 2019

5.875% Senior Notes due 2024

July 7, 2014

Citigroup Global Markets Inc.

Deutsche Bank Securities Inc.

As Representatives of the Initial Purchasers

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

Ladies and Gentlemen:

Reference is hereby made to that certain purchase agreement, dated as of June 4, 2014 (the “Purchase Agreement”), among Weyerhaeuser Real Estate Company, a Washington corporation (the “Company”), TRI Pointe Homes, Inc., a Delaware corporation (“TPH”) and Citigroup Global Markets Inc. and Deutsche Bank Securities Inc., as representatives of the initial purchasers named therein (collectively, the “Initial Purchasers”), providing for the issuance and sale of the Securities. Immediately after the consummation of the Merger, each of the Merger Date Guarantors are required to join in the Purchase Agreement. Unless otherwise defined herein, capitalized terms used but not defined herein shall have the respective meanings given them in the Purchase Agreement.

Each Merger Date Guarantor hereby agrees for the benefit of the Initial Purchasers, as follows:

1. Each of the undersigned hereby acknowledges that it has received and reviewed a copy of the Purchase Agreement and all other documents it deems fit in order to enter into this Joinder Agreement, and acknowledges and agrees to (i) join and become a party to the Purchase Agreement as indicated by its signature below; (ii) be bound by all covenants, agreements and acknowledgements attributable to a Guarantor in the Purchase Agreement, as of the date thereof, as if made by, and with respect to, each signatory hereto; (iii) make all representations and warranties attributable to a Guarantor, as applicable, as of the date thereof, as if made by, and with respect to, each signatory hereto; and (iv) perform all obligations and duties required of a Guarantor, as applicable, pursuant to the Purchase Agreement.

2. Each of the undersigned hereby represents and warrants to and agrees with the Initial Purchasers that it has all the requisite corporate, limited liability company or other power and authority to execute, deliver and perform its obligations under this Joinder Agreement and the Purchase Agreement, that this Joinder Agreement has been duly authorized, executed and delivered and that the consummation of the transactions contemplated hereby has been duly and validly authorized.

This Joinder Agreement does not cancel, extinguish, limit or otherwise adversely affect any right or obligation of the parties under the Purchase Agreement. The undersigned acknowledges and agrees that all of the provisions of each of the Purchase Agreement shall remain in full force and effect.

This Joinder Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, provided that the same are in writing and signed by all of the signatories hereto.

This Joinder Agreement may be signed in various counterparts, which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Joinder Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart.

THIS JOINDER AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature Page Follows]

Please confirm that the foregoing correctly sets forth the agreement among each Merger Date Guarantor and the Initial Purchasers.

TRI POINTE HOLDINGS, INC.
MARACAY 91, L.L.C.
MARACAY HOMES, L.L.C.
MARACAY BRIDGES, LLC
MARACAY VR, LLC
PARDEE HOMES
PARDEE HOMES OF NEVADA
THE QUADRANT CORPORATION
TRENDMAKER HOMES, INC.
WINCHESTER HOMES, INC,

By	/s/ Michael D. Grubbs
Name:	Michael D. Grubbs
Title:	Chief Financial Officer

MARACAY THUNDERBIRD, L.L.C.,
By: Maracay Homes, L.L.C., its Manager

By	/s/ Michael D. Grubbs
Name:	Michael D. Grubbs
Title:	Chief Financial Officer

TRI POINTE COMMUNITIES, INC.,

By:	/s/ Michael D. Grubbs
Name:	Michael D. Grubbs
Title:	Chief Financial Officer

TRI POINTE CONTRACTORS, LP,
By: TRI Pointe Communities, Inc., its General Partner

By:	/s/ Michael D. Grubbs
Name:	Michael D. Grubbs
Title:	Chief Financial Officer

[Signature Page to Purchase Agreement Joinder]